Filed Pursuant to Rule 497(a)
File No. 333-225967
Rule 482 AD

Angel Oak Capital Advisors Launches Closed-End Fund Focused on Community

Bank Debt Sector

First closed-end fund from Angel Oak leverages the firm’s extensive banking expertise

ATLANTA — May 30, 2019 — Angel Oak Capital Advisors, LLC, an investment management firm specializing in value-driven alternative credit, announced today that it has priced a registered public offering of 10,750,000 common shares of the Angel Oak Financial Strategies Income Term Trust (NYSE: FINS), a closed-end fund that will invest in the community bank debt sector (the “Fund” or “FINS”), at a public offering price of $20.00 per share, for gross proceeds to the Fund of $215,000,000. In addition, the Fund has granted the underwriters a 45-day option to purchase an additional 1,515,634 common shares to cover overallotments, if any. The offering is subject to customary closing conditions and is expected to close on May 31, 2019.

Led by Angel Oak’s experienced community bank team, FINS will invest in community bank debt including securitizations of community bank debt. At least 50% of the Fund’s depository institution debt investments will be publicly rated investment grade or, if deemed unrated, scored as investment grade by Angel Oak’s in-house proprietary BankSURF credit-quality assessment model. The actively managed fund’s intention is to provide investors with exposure to a niche-market strategy that historically has not been correlated to interest rates. The Fund has a limited 12-year term and will terminate on May 31, 2031; provided that the Fund’s termination date may be extended up to 18 months at the discretion of the board of trustees of the Fund.

While this is the first closed-end fund offering from Angel Oak, the firm is currently one of the largest and most active investors in the community bank debt sector. Since mid-2014, the firm has participated in more than 150 new issuance deals, accumulating over $1 billion in subordinated and senior community bank debt.

“We feel the community banking sector presents a compelling opportunity for investors right now because of the banks’ relatively strong business models, capital positions and credit quality,” said Johannes Palsson, Senior Portfolio Manager at Angel Oak. “The strategy behind FINS can offer appealing yields in a sector that we feel has a long runway for growth and a relatively lower risk profile.”

“This is a unique strategy because the sector it focuses on is one that is often overlooked in today’s investment environment,” Palsson continued. “As leaders in the space, we feel we have a strong understanding of this asset class and can uncover high-quality, overlooked debt opportunities that will complement any portfolio looking for exposure to the financial sector.”

The joint bookrunners for this offering were UBS Securities LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Oppenheimer & Co. Inc. and Keefe, Bruyette & Woods, Inc.

About Angel Oak Capital Advisors, LLC

Angel Oak Capital Advisors, a registered investment adviser, is an investment management firm focused on providing compelling fixed-income investment solutions for its clients. Backed by a value-driven approach, Angel Oak Capital Advisors seeks to deliver attractive risk-adjusted returns through a combination of stable current income and price appreciation. Its experienced investment team seeks the best opportunities in fixed income, with a specialization in mortgage-backed securities and other areas of structured credit.

As of March 31, 2019, Angel Oak Capital Advisors has approximately $9.8 billion in assets under management through a combination of mutual funds, private funds and separately managed accounts.

This is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This is not an offering, which can only be made by a prospectus.

Investors should consider the investment objective, risks, fees and expenses of the Fund carefully before investing. An investment in the Fund involves risks, is not appropriate for all investors and is not intended to be a complete investment program. The prospectus contains this and other information. Angel Oak Capital Advisors is the Fund’s investment manager, and Destra Capital Advisors LLC, a registered investment adviser, is providing secondary market servicing for the Fund. Please contact your securities representative or call 1-877-855-3434 for a copy of the prospectus.

Media Contact: Alex Nye Gregory FCA for Angel Oak Capital Advisors E-mail: alexn@gregoryfca.com Office: 610-228-2287	Company Contact: Randy Chrisman Chief Marketing Officer at Angel Oak Capital Advisors E-mail: randy.chrisman@angeloakcapital.com Office: 404-953-4969